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                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                Date of Report
                       (Date of earliest event reported):
                                 July 31, 1998
                                (May 22, 1998)



                        HEFTEL BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                       0-24516               99-0113417
(State or other jurisdiction     (Commission File Number)     (IRS Employer
       incorporation)                                      Identification No.)


3102 Oak Lawn Avenue, Suite 215
         Dallas, Texas                                             75219
     (Address of principal                                       (Zip Code)
       executive offices)


      Registrant's telephone number, including area code:  (214) 525-7700


                        100 Crescent Court, Suite 1777
                              Dallas, Texas 75201
         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 22, 1998, Heftel Broadcasting Corporation (the "Company") exchanged the assets of WPAT(AM) and $115.5 million in cash for the assets of WCAA (FM) (formerly WNWK(FM)), from MultiCultural Radio Broadcasting, Inc. Both radio stations serve the New York City market.

         On May 29, 1998, the Company acquired the assets of KLTN(FM) (formerly KKPN(FM)) serving the Houston market for $54.0 million from SBI Holding Corporation.

         The Company used a portion of the proceeds from its January 22, 1998 secondary stock offering to fund both acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT 10.1 Asset Exchange Agreement, dated December 1, 1997, by and between MultiCultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.27 to the Registrant's Form 10-K filed on March 31, 1998)

         EXHIBIT 10.2 Asset Purchase Agreement, dated March 25, 1998, by and between HBC Houston, Inc., HBC Houston License Corporation and SBI Holding Corporation (incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q filed on May 13, 1998)

         EXHIBIT 99.1 Balance sheets of MultiCultural Radio Broadcasting, Inc. as of December 31, 1997 and March 31, 1998 and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 1997 and the three months ended March 31, 1998 and 1997, with Independent Auditors' Report dated February 26, 1998

         EXHIBIT 99.2 Unaudited pro forma condensed consolidated balance sheet of Heftel Broadcasting Corporation and subsidiaries as of March 31, 1998, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Heftel Broadcasting Corporation

                                       -------------------------------

                                                 (Registrant)

                                       By:    /s/  Jeffrey T. Hinson
                                              ------------------------
                                       Name:  Jeffrey T. Hinson
                                       Title: Chief Financial Officer

Dated: July 31, 1998


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                               INDEX TO EXHIBITS

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

EXHIBIT NO.                             DESCRIPTION
   10.1 Asset Exchange Agreement, dated December 1, 1997, by and between MultiCultural Radio Broadcasting, Inc. and Heftel Broadcasting Corporation (incorporated by reference to Exhibit 10.27 to the Registrant's Form 10-K filed on March 31, 1998)

   10.2 Asset Purchase Agreement, dated March 25, 1998, by and between HBC Houston, Inc., HBC Houston License Corporation and SBI Holding Corporation (incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q filed on May 13, 1998)

   99.1 Balance sheets of MultiCultural Radio Broadcasting, Inc. as of December 31, 1997 and March 31, 1998 and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 1997 and the three months ended March 31, 1998 and 1997, with Independent Auditors' Report dated February 26, 1998

   99.2 Unaudited pro forma condensed consolidated balance sheet of Heftel Broadcasting Corporation and subsidiaries as of March 31, 1998, and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998

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